UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                         DATE OF REPORT : JULY 1, 2004

                       COMMISSION FILE NUMBER: 33-19980-D

                             CGI HOLDING CORPORATION
                             -----------------------
        (Exact name of small business issuer as specified in its charter)

       Nevada                              87-0450450
-----------------------------          ---------------------------
State of other jurisdiction of          I.R.S. Employer I.D. No.
incorporation or organization

520 LAKE COOK ROAD, SUITE 690, DEERFIELD, ILLINOIS          60015
--------------------------------------------------     --------------
(Address of principal executive offices)                 (Zip Code)

Issuer's telephone number, including area code       (847) 282-5005
                                                   -----------------


Item 5.  OTHER EVENTS

The Company announced that it will not proceed with the proposed 1-for-5 reverse stock split that was authorized by the Company's Board of Directors and approved by a majority of the Company's stockholders last year.